SECURITIES PURCHASE AGREEMENT THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of ________ __, 2025 (the “Effective Date”), by and among Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Company”), and the purchaser (the “Purchaser”). RECITALS: WHEREAS, the Company desires to sell a Warrant for the purchase of limited liability company membership interest in the Company (the “Interests”) in substantially the form attached hereto as Exhibit A to purchase, at an exercise price of $[____], Interests in the Company (such Interests, the “Warrant Interests”) such that the Purchaser will have the right to acquire, in consideration for the payment of such exercise price, Interests equal to [____] percent ([___]%) of the aggregate post-closing, issued and outstanding Interests in the Company (the “Warrant” and together with the Interests, the “Securities”); and WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, a Warrant for the purchase of that number of Warrant Interests available for purchase by the Purchaser, upon the terms and subject to the conditions set forth herein. AGREEMENT: NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows: 1. Purchase and Issuance of Securities. Subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to pay to the Company at the Closing (as that term is defined below) the aggregate purchase price for the Warrant set forth herein (as applicable, the Purchaser’s “Purchase Price”), against the execution and delivery by the Company and the Purchaser of (a) this Agreement and (b) a Warrant for the purchase of that number of Warrant Interests available for purchase by each such Purchaser pursuant to such Purchaser’s applicable Warrant. 2. Closing and Delivery 2.1 Closing. (a) The initial closing of the purchase and sale of the Warrant shall take place remotely via the exchange of documents and signatures, on [_________ __, 2025], or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing (including, but not limited to, the Final Closing (as that term is defined below)) unless otherwise specified. (b) After the Initial Closing, the Company may sell, on the same or other terms and conditions as those contained in this Agreement, Warrants, to one or more subsequent Purchasers, provided, that each subsequent Purchaser shall become a party to their own respective Investment Documents (as that term is defined below), by executing and delivering a counterpart signature page to each of such Investment Documents. 2.2 Execution and Delivery of Investment Documents. (a) At or prior to the Closing:

2 (i) the Purchaser shall deliver to the Company a check or wire transfer of immediately available funds in an amount equal to the applicable Purchase Price of the Warrant to be purchased by such Purchaser; and (ii) the Company shall issue and deliver to the Purchaser a Warrant evidencing the Warrant Interests which may be purchased by the Purchaser in accordance with the exercise of such Warrant and subject to the terms and conditions thereof. 3. Representations, Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following are true and accurate as of the Closing: 3.1 Organization and Good Standing. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota. The Company is duly qualified to transact its business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company. 3.2 Authorization and Enforceability. All requisite action has been taken on the part of the Company, its officers, agents, representatives and other members of its management necessary for the authorization, execution and delivery by the Company of this Agreement, the Warrants, and such other agreements, documents and instruments necessary to effect the transactions contemplated by this Agreement, including, without limitation, the Operating Agreement (as such term is defined herein) (collectively, the “Investment Documents”) and the performance of all obligations of the Company under the Investment Documents. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all requisite action required to make all of the obligations of the Company reflected in the Investment Documents valid and enforceable in accordance with their terms and, when executed and delivered by the Company, the Investment Documents shall constitute valid and legally binding obligations of the Company. 3.3 Valid Issuance of Securities. The Securities, when issued, sold, and delivered in accordance with the terms and for the consideration set forth in the Investment Documents, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer set forth in the Investment Documents, applicable securities laws and liens or encumbrances imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 4, the Securities will be issued in compliance with all applicable securities laws. The Interests have been duly reserved and, upon issuance of the Warrant, the Warrant Interests will have been duly reserved, for issuance, and the Securities will be issued in compliance with all applicable federal and state securities laws. For the purposes of clarity and the avoidance of doubt, the Warrant Interests, and, therefore, any Interests issuable to the Purchaser upon the exercise of the Warrant, shall represent the percentage ownership interest of the Company which the Purchaser shall have the right to acquire by the exercise of its respective Warrant. 3.4 Governmental Consents. Assuming the accuracy of the representations made by the Purchaser in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority required on the part of the Company or its business in connection with this Agreement or the issuance of the Securities, except for filings pursuant to applicable securities laws, which have been made or will be made in a timely manner. 3.5 Compliance with Laws. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of the Company’s business, which violation of which would materially and adversely affect the Company’s business, assets, liabilities, financial condition, operations or prospects of the Company.

3 3.6 Compliance with Other Instruments. The Company is not in violation or default of any term of its organizational or governing documents, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not individually or in the aggregate have an adverse effect on the Company. The execution, delivery and performance of the Investment Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and/or giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated by the Investment Documents without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder. 4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that the following are true and accurate as of the Closing: 4.1 Authorization. The Purchaser has full power and authority to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, along with the other Investment Documents, when executed and delivered by the Purchaser, will constitute the Purchaser’s valid and legally binding obligation, enforceable in accordance with their respective terms. 4.2 Access to Information. The Purchaser has been given access to full and complete information regarding the Company that Purchaser has requested in connection with its decision to acquire the Securities (including, but not limited to, the opportunity to meet with representatives of the Company and review all documents as the Purchaser may have requested in writing) and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining and/or verifying information related to the Company, the Securities and all other matters related thereto and as set forth herein and in the Warrant. 4.3 Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed in this Section 4. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the United States Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further understand that there will be no market for the Securities, that there are significant restrictions on the transferability of the Securities imposed by various documents and agreements which the Purchaser must become party to via its entry into this Agreement and the Investment Documents, including, without limitation, that certain Operating Agreement of the Company, as the same may be amended and/or restated from time to time (the “Operating Agreement”), and that for these and other reasons, the Purchaser may not be able to liquidate an investment in the Securities for an indefinite period of time. 4.4 Accredited Investor; Knowledge and Sophistication. The Purchaser is an “accredited investor” as that term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, the Purchaser has used a

4 knowledgeable representative who has such knowledge and experience in financial or business matters that is capable of evaluating the merits and risks of the investment in the Securities in connection with the Purchaser’s decision to purchase the Securities). 4.5 Investment Risk. The Purchaser acknowledges and understands that an investment in the Securities is highly speculative and involves a high degree of risk. The Purchaser’s investment in the Securities is suitable for the Purchaser based on its investment objectives and financial needs. The Purchaser has adequate means for providing for the Purchaser’s current financial needs and personal contingencies and have no need for liquidity of investment with respect to the Securities. The Purchaser can bear the economic risk of an investment in the Securities for an indefinite period of time and can afford a complete loss of such investment. 4.6 No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities. 4.7 Legends. The Purchaser understands that the Securities may be notated with a legend similar to the following: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” 4.8 Residence. The Purchaser’s state of residence and/or chief executive office and principal place of business, as applicable, is located at the address listed next to Purchaser’s signature on the signature page hereto. 5. Repurchase Option. In the event a Purchaser voluntarily ends its respective relationship with Air T, Inc., a Delaware corporation (“Air T”) at any point prior to the full exercise of such Purchaser’s Warrant(s), the Company shall have the option, at its sole discretion, within the eighteen (18) month period beginning on the date of such departure, to repurchase from such departing Purchaser, the Warrant(s) then held by such departing Purchaser, for an aggregate repurchase price equal to the greater of: (a) Two Million Dollars and 00/100 ($2,000,000.00); or (b) if within five (5) years of the Effective Date of this Agreement, the fair market value of all Warrant(s) remaining outstanding at the time of such departure, as agreed upon within ninety (90) days of the date of departure by: (i) an duly certified appraiser appointed by the Company; and (ii) a duly certified appraiser appointed by such departing Purchaser. In the event that the two (2) appraisers appointed to determine the fair market pursuant to the clause (b) of the preceding sentence are unable to agree upon a fair market value, such appraisers shall appoint a third, independent appraiser to make such determination, which shall be binding upon the parties. 6. Purchaser Guarantee Obligations. In the event that a first-loss guarantee payment by Air T is required by Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (collectively, the “Honeywell Entities”) on the outstanding debt due from Air T to the Honeywell Entities pursuant to, among other applicable documents and instruments, the certain Parent Guaranty (the “Guaranty”) dated effective as of December 15, 2025 by and between Air T and the Honeywell Entities, the Purchaser hereby expressly agrees to pay its respective pro-rata portion of any such first-loss guarantee payment due, with such pro-rata portion being calculated as the pro-rata percentage Interests such Warrant holders would hold in the issued and outstanding Interests of the Company upon full exercise of all Warrants

5 held by such Warrant holders, even if such exercise has yet to occur. In addition, if there exists a deficit between the cash distributions received by the Company from the Purchaser and the cash obligations of the Company due to the Honeywell Entities, the Purchaser shall be required to fund their pro-rata portion (calculated as set forth in the preceding sentence) of any such deficit, up to a maximum total funding amount of $500,000 AUD. 7. Distributions to Warrant Holders. The Purchaser hereunder shall have no interest in any cash distributions or other allocations unless and until Interests in the Company have been issued to such Purchaser pursuant to the applicable exercise of its respective Warrant. The Purchaser hereby expressly represents, warrants, understands and agrees that all cash or other monies received by the Company shall be initially used to repay the debt obligations of the Company to the Honeywell Entities pursuant to the Operating Agreement of the Company and the terms, conditions, obligations and restrictions incumbent upon the Company under the agreements between the Company and the Honeywell Entities. However, in the event there are no further restrictions on the cash receipts of the Company by the Honeywell Entities or any other senior creditors of the Company, the Company shall, pursuant to this Agreement and the Operating Agreement, make distributions to both its members and the Purchaser hereunder, regardless of whether such Purchaser has, at such time, duly exercised their respective Warrant(s) or hold any Interests. For the purposes of clarity and the avoidance of doubt, in the circumstances described in the preceding sentence, the Company shall make distributions to the Purchaser pursuant to this Agreement as though such Purchaser was a member of the Company under the Operating Agreement and in the amounts equal to the pro-rata percentage Interests such Purchaser would hold in the issued and outstanding Interests of the Company upon full exercise of all Warrants held by such Purchaser. Further, any Foreign Taxes Paid credits that the Company and/or Air T, in its capacity as the parent company of the Company, shall receive as part of the Company’s ownership of its Australian operating assets, will be considered distributions for the purposes of this Section 7. 8. Disclosure. Each party to this Agreement hereby represents, warrants, acknowledges and agrees in favor of each other party that: (a) such party has been given access to (or the opportunity to access) full and complete information regarding the Company and the Securities, including, but not limited to, the Operating Agreement, and has carefully reviewed such information and documents and used such access to the party’s satisfaction for the purpose of obtaining information concerning the Company and the value of the Securities; (b) the fair market value of the Securities as of the Effective Date and/or in the future may ultimately be substantially greater or less than the Purchase Price payable pursuant to this Agreement; (c) none of the Company, its officers, employees, managers, or members has made any representations or warranties (excluding, if applicable, those set forth in this Agreement) to such party, and such party is not relying on any such representations or warranties (written or oral, express or implied), in connection with this Agreement, including, without limitation, as to the fair market value of the Securities; and (d) the transactions contemplated by this Agreement benefit such party and are being completed at the request of such party. 9. Indemnification. The Purchaser hereby agrees to indemnify, defend, and hold harmless the Company and all of its members, managers, officers, affiliates, employees and other agents, from and against any and all claims, liabilities, losses, damages, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) of or against the Company, which result from or relate to a breach of the Purchaser’s obligations, representations, or warranties under this Agreement; provided, that such Losses are not from or related to the gross negligence or willful, fraudulent or illegal misconduct of the Company. 10. Further Assurances. Each party to this Agreement agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other parties such further instruments and documents and take such further action as such other party may reasonably require in order to carry out the full intent

6 and purpose of the Investment Documents and to comply with applicable securities laws or other regulatory approvals. 11. Miscellaneous 11.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided that the Purchaser may not assign this Agreement or its respective rights or obligations under this Agreement or any other Investment Document, in each case by operation of law or otherwise, without the written consent of the Company. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 11.2 Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Minnesota, made and to be performed entirely within the State of Minnesota, without giving effect to conflicts of laws principles. Any controversy, dispute or claim arising out of or relating to this Agreement, any breach or alleged breach hereof, the making of this Agreement or fraud in the inducement, the transactions contemplated hereby, any modification or extension of this Agreement or affecting this Agreement will be resolved by a state or federal court sitting in Minneapolis, Minnesota, and the parties consent to the jurisdiction of such courts. 11.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties. 11.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 11.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address on the signature page below, and to the Purchaser at the respective address on the signature page below or at such other addresses as the Company or the Purchaser may designate by 10 days advance written notice to the other parties hereto. 11.6 Modification; Waiver. Any modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon the written consent of the Company and the Purchaser. 11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under the Investment Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchaser of any breach or default under this Agreement, or any waiver by the Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective

7 only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to such Purchaser, shall be cumulative and not alternative. 11.8 Entire Agreement. This Agreement, together with the Exhibits hereto, and the other Investment Documents, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. 41375692v4 [Signature Page to Follow]

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT – AIR T ACQUISITION 25.1, LLC IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the Effective Date. COMPANY: AIR T ACQUISITION 25.1, LLC, a Minnesota limited liability company Name: Its: Address: PURCHASER: (Entity Purchaser) Name: Signature: By: Title: Address: (Individual Purchaser) Signature: Printed Name: Address:

B-1 EXHIBIT A FORM OF WARRANT (See attached)